UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2025

MicroVision, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34170	91-1600822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18390 NE 68th Street, Redmond, Washington 98052

(Address of principal executive offices) (Zip Code)

(425) 936-6847

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 Par Value	MVIS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Letter Agreement

As previously reported, on October 14, 2024, MicroVision, Inc. (the “Company”) entered into a Securities Purchase Agreement with High Trail Special Situations LLC (the “Investor”) pursuant to which the Company issued senior secured convertible notes (the “Convertible Note”) to the Investor. The principal amount for the initial note was $45 million. On February 3, 2025, the Company entered into a Letter Agreement with the Investor (the “Letter Agreement”) pursuant to which the Investor elected to receive Partial Redemption Payments for the total aggregate amount of $11,550,000 with respect to Partial Redemption Dates for June 1, 2025, July 1, 2025 and August 1, 2025, and to defer such Partial Redemption Payments to subsequent Partial Redemption Payments Dates beginning on September 1, 2025 and ending on March 1, 2026. Furthermore, the Investor has agreed to convert $2,750,000 of the currently outstanding Initial Principal Amount, and to use commercially reasonable efforts to convert the remaining $5,975,000 of the currently outstanding Initial Principal Amount by March 15, 2025, or as soon as possible thereafter, but subject to their Beneficial Ownership Limitation set forth in the Convertible Note. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Convertible Note.

The above description of the Letter Agreement does not purport to be complete and is qualified in its entirety by the complete text of such agreement, a form of which is filed as Exhibit 10.1, and incorporated herein by reference.

The terms and conditions of the Convertible Note and the agreements, instruments and documents entered into in connection with the Convertible Note are further described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 2024.

Registered Direct Offering

Securities Purchase Agreement

On February 3, 2025, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the Investor, pursuant to which the Company agreed to issue and sell to the Investor 5,750,225 shares of the Company’s common stock, par value $0.001 per share (the “Shares”) and warrants to purchase up to 5,750,225 shares of our common stock (the “Warrants,” and together with the Shares, the “Securities”), for an aggregate purchase price of approximately $8 million. The sale of the Securities pursuant to the Purchase Agreement is expected to close on or about February 4, 2025.

The Company intends to use the net proceeds from the sale of the Shares for general corporate purposes.

The Securities (including the common stock issuable upon exercise or exchange of the Warrants) are being issued and sold pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-272616) declared effective by the Securities and Exchange Commission (the “SEC”) on June 4, 2024. A prospectus supplement relating to the sale of the Securities (including the common stock issuable upon exercise or exchange of the Warrants) will be filed with the SEC.

Warrant

Pursuant to the Purchase Agreement, the Company will issue the Warrants to the Investor. Each Warrant entitles the holder thereof to purchase shares of our Common Stock at an exercise price equal to $1.57 per share. The Warrants will be exercisable at any time on or after the earlier of (i) the date that is six months after the date of issuance and (ii) the date that the Requisite Stockholder Approval (as defined in the Convertible Note) is obtained. The exercise price and the number and type of securities purchasable upon exercise of Warrants are subject to adjustment upon certain corporate events, including certain combinations, consolidations, liquidations, mergers, recapitalizations, reclassifications, reorganizations, stock dividends and stock splits, a sale of all or substantially all of our assets and certain other events. We may, in connection with certain fundamental transactions, be required to pay an amount in cash equal to the value of the warrant as determined in accordance with the Black Scholes option pricing model.

Holders of the Warrants may exercise their Warrants to purchase shares of our Common Stock on or before the termination date by delivering an exercise notice, appropriately completed and duly signed, and payment of the exercise price for the number of shares for which the Warrant is being exercised in cash. If, and only if, a registration statement relating to the issuance of the shares underlying the Warrants is not then effective or available or such shares would not be freely tradable, a holder of Warrants would be entitled to exercise the Warrants on a cashless basis, where the holder receives the net value of the Warrant in shares of Common Stock.

The Warrants do not confer upon holders any voting or other rights as stockholders of the Company.

A copy of the opinion of Ropes & Gray LLP relating to the legality of the issuance and sale of the Shares and Warrants is attached as Exhibit 5.1 hereto. Copies of the Purchase Agreement and the Form of Warrant are attached hereto as Exhibits 10.2 and 4.1, respectively, and incorporated herein by reference. The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 4.1	Form of Warrant issued pursuant to the Purchase Agreement dated February 3, 2025 by and between the Company and the Investor.
Exhibit 5.1	Opinion of Ropes & Gray LLP.
Exhibit 10.1	Letter Agreement, dated February 3, 2025, by and between the Company and the Investor.
Exhibit 10.2	Securities Purchase Agreement, dated as of February 3, 2025, by and between the Company and the Investor.
Exhibit 23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above).
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MicroVision, Inc.

Date: February 3, 2025	By:	/s/ Drew G. Markham
Drew G. Markham
Senior Vice President, General Counsel and Secretary